THE RBB FUND, INC.
                         SCHNEIDER SMALL CAP VALUE FUND
                       Supplement dated November 24, 1998
                                       to
                         PROSPECTUS DATED APRIL 8, 1998
                         (AS REVISED SEPTEMBER 1, 1998)



         The Fund's minimum initial investment is changed to $100,000.  It was
                                                             =========
formerly $250,000, as set forth on page 7 and in the Account Application.


         The Fund's investment policies are revised so that more than 5% of the value of its net assets may be invested in repurchase agreements. Accordingly, the following paragraph is added as the next-to-last paragraph on page 3:

                  "The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Advisor considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition."

         The reference to repurchase agreements is deleted from the last paragraph on page 3, referring to investments limited to 5% of the Fund's net assets.

                                   Law Offices
                           DRINKER BIDDLE & REATH LLP
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496

                                November 24, 1998


VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      The RBB Fund, Inc. (the "Registrant")
                           REGISTRATION NOS. 33-20827/811-5518
                           -------------------------------------

Ladies and Gentlemen:

                  On behalf of the Registrant and pursuant to Rule 497(e) of the Securities Act of 1933, as amended, enclosed for filing please find a supplement dated November 24, 1998 to the Prospectus for the Schneider Small Cap Value Fund, dated April 8, 1998 (as revised September 1, 1998).

                  If you have any questions about the enclosed, please call me at (215) 988-2918.


                                                    Very truly yours,

                                                    /S/ KATHRYN R. WILLIAMS
                                                    -----------------------
                                                    Kathryn R. Williams

KRW/dw

Enclosure